                                                                   Exhibit 99.96

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 20
SERVICER REPORT DATE 12-May-03                               Beginning 01-Apr-03
DISTRIBUTION DATE: 15-May-03                                    Ending 30-Apr-03
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                         BEG PRINCIPAL     BEG PRINCIPAL      PRINCIPAL           INTEREST         TOTAL          END PRINCIPAL
                            BALANCE           BALANCE       DISTRIBUTION        DISTRIBUTION    DISTRIBUTION         BALANCE
---------------------------------------------------------------------------------------------------------------------------------
    CLASS A-1 NOTES     $210,000,000.00   $          0.00                 -    $        0.00                -    $          0.00
    CLASS A-2 NOTES     $210,000,000.00   $          0.00    $         0.00    $        0.00   $         0.00    $          0.00
    CLASS A-3 NOTES     $267,000,000.00   $182,144,913.08    $20,380,516.42    $  570,720.73   $20,951,237.15    $161,764,396.66
    CLASS A-4 NOTES     $163,000,000.00   $163,000,000.00    $         0.00    $  586,800.00       586,800.00    $163,000,000.00
---------------------------------------------------------------------------------------------------------------------------------
      NOTE TOTALS       $691,731,000.00   $345,144,913.08    $20,380,516.42    $1,157,520.73   $21,538,037.15    $324,764,396.66
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        FACTOR INFORMATION PER $1,000

                           PRINCIPAL          INTEREST       END PRINCIPAL
                         DISTRIBUTION       DISTRIBUTION        BALANCE
-------------------------------------------------------------------------------
    CLASS A-1 NOTES                   -                -                   -
    CLASS A-2 NOTES                   -                -                   -
    CLASS A-3 NOTES         76.33152217       2.13753082        605.85916352
    CLASS A-4 NOTES                   -       3.60000000      1,000.00000000
-------------------------------------------------------------------------------
      NOTE TOTALS           76.33152217       5.73753082      1,605.85916352
-------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                  COLLECTION PERIOD    20
SERVICER RPT DATE: 12-May-03                         BEGINNING: 01-Apr-03
DISTRIBUTION DATE: 15-May-03                            ENDING: 30-Apr-03
--------------------------------------------------------------------------------


   I.    Note Distributable Amounts

                                                                          $           -
                       Principal        Interest           Total       Prin(per$1000/orig)  Int(per$1000/orig)  Total(per$1000/orig)
                   -----------------------------------------------------------------------------------------------------------------
        CLASS A-1   $             -  $             -  $             -     $           -       $           -       $              -
        CLASS A-2   $             -  $             -  $             -     $           -       $           -       $              -
        CLASS A-3   $ 20,380,516.42  $    570,720.73  $ 20,951,237.15     $ 76.33152217       $  2.13753082       $    78.46905299
        CLASS A-4   $             -  $    586,800.00  $    586,800.00     $           -       $  3.60000000       $     3.60000000
                   -----------------------------------------------------------------------------------------------------------------
          TOTAL     $ 20,380,516.42  $  1,157,520.73  $ 21,538,037.15     $ 76.33152217       $  5.73753082       $    82.06905299


   II.   Pool Balance at the end of the Collection Period
                    Initial Outstanding Pool Balance                                                              $ 353,730,766.39
                    Subsequent Contracts Transferred                                                              $              -
                    Total Monthly Principal Amounts                                                                 (20,380,516.42)
                                                                                                                  ----------------
                    Ending Balance                                                                                $ 333,350,249.97

   III.  Insurance Premium                                                                                        $      40,596.00

   IV.   Spread Account Balance
                    (A) Balance after Deposits/Withdrawals for prior Distribution Date                            $   7,074,615.33
                    (B) Balance after Deposits/Withdrawals for current Distribution Date                          $   8,087,645.92

   V.    Spread Account Required Amount                                                                           $   6,667,005.00

   VI.   Spread Account Withdrawals
                    (A) Withdrawal to make required payments under 4.03                                           $              0
                    (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                   $              0

   VII.  Prefunding Account Balance
                    (A) Balance after Deposits/Withdrawals at Closing                                             $              -
                    (B) Balance after Deposits/Withdrawals for current Distribution Date                          $              -

   VIII. Servicing Fee                                                                                                  378,251.04

   IX.   Owner Trustee Fees not paid by Servicer or from Available Funds                                          $              0

   X.    Indenture Trustee Fees not paid by Servicer or from Available Funds                                      $              0

   XI.   Available Funds                                                                                          $  22,963,726.68

   XII.  Insured Payment (if any)                                                                                 $              0

   XIII. Note Principal and Interest Carryover Shortfalls

                                       Note Principal         Note Interest
                                    Carryover Shortfall    Carryover Shortfall     Total
                                   -------------------------------------------------------
                        CLASS A-1          $0.00                  $0.00            $0.00
                        CLASS A-2          $0.00                  $0.00            $0.00
                        CLASS A-3          $0.00                  $0.00            $0.00
                        CLASS A-4          $0.00                  $0.00            $0.00
                                   -------------------------------------------------------
                          TOTAL            $0.00                  $0.00            $0.00

   XIV.  Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                                    Current Distribution Date    Prior Distribution Date
                                          Note Principal              Note Principal               Change in Note
                                       Carryover Shortfall         Carryover Shortfall      Principal Carryover Shortfall
                                   ----------------------------------------------------------------------------------------
                        CLASS A-1             $0.00                       $0.00                          $0.00
                        CLASS A-2             $0.00                       $0.00                          $0.00
                        CLASS A-3             $0.00                       $0.00                          $0.00
                        CLASS A-4             $0.00                       $0.00                          $0.00
                                   ----------------------------------------------------------------------------------------
                          TOTAL               $0.00                       $0.00                          $0.00

                                     Prior Distribution Date    Current Distribution Date

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 20
SERVICER RPT DATE: 12-May-03                                 Beginning 01-Apr-03
DISTRIBUTION DATE: 15-May-03                                    Ending 30-Apr-03
--------------------------------------------------------------------------------

                                    Note Interest          Note Interest              Change in Note
                                 Carryover Shortfall    Carryover Shortfall    Interest Carryover Shortfall
                                ----------------------------------------------------------------------------
                    CLASS A-1           $0.00                  $0.00                       $0.00
                    CLASS A-2           $0.00                  $0.00                       $0.00
                    CLASS A-3           $0.00                  $0.00                       $0.00
                    CLASS A-4           $0.00                  $0.00                       $0.00
                                ----------------------------------------------------------------------------
                      TOTAL             $0.00                  $0.00                       $0.00

    XV.   Delinquency Ratio

              A. Delinquency Statistics


                      Days                                  Outstanding                  Past Due
                   Delinquent           Units                Principal                    Amount
                  ------------------------------------------------------------------------------------------
                     31- 60              778                7,659,054.37                563,958.24
                     61- 90              129                1,263,348.70                142,414.20
                     91- 120              23                  229,717.31                 33,234.81
                      121+                 0                           -                         -
                  ------------------------------------------------------------------------------------------
                      TOTAL              930                9,152,120.38                739,607.25

              B. Delinquency Percentage

                  (1) Principal balance of delinquent contracts between 30 and 120 days       $  9,152,120.38
                  (2) Pool Principal Balance Beginning of Collection Period                   $353,730,766.39
                  (3) Delinquency Percentage (Line 1/Line 2)                                             2.59%

    XVI.  Principal Balance of repossessed Financed Vehicles in inventory               Units        Principal
                                                                                        -----        ---------
                                                                                            -       $      0.00

    XVII. Liquidation Proceeds received from Defaulted Contracts                                    $585,389.44

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 20
DISTRIBUTION DATE: 15-May-03                                 BEGINNING 01-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------


I.  POOL BALANCE CALCULATION:

A.    Original Pool Balance                                                            858,585,858.59

B.    Beginning of Period Outstanding Pool Balance                                     353,730,766.39

      Subsequent Contracts Transferred                                                              -

C.    Monthly Principal Amounts

      (1)  Monthly Scheduled Payments                                                   10,622,328.75
      (2)  Full Prepayments (excluding Purchased Receivables)                            8,473,651.68
      (3)  Defaulted Contracts during period                                             1,288,462.65
      (4)  Receivables becoming Purchased Receivables during period                                 -
      (5)  Other Receivables adjustments - including prefunding final amount                (3,926.66)

      Total Monthly Principal Amounts                                                   20,380,516.42

D.    Total Monthly Payments allocable to Interest                                       3,263,809.66

E.    End of period Outstanding Pool Balance                                           333,350,249.97

F.    Pool Factor                                                                            0.388255

II.  OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                            Class A-1      Class A-2         Class A-3           Class A-4
                                                            ---------      ---------         ---------           ---------
A.    Beginning of period Outstanding Principal Balance               -              -     182,144,913.08     163,000,000.00

B.    Noteholders' Principal Distributable Amount (*)                 -           0.00      20,380,516.42               0.00
C.    Noteholders' Interest Distributable Amount                      -              -         570,720.73         586,800.00
                                                          -------------------------------------------------------------------
D.    Note Distributable Amount                                       -              -      20,951,237.15         586,800.00
E.    Note Principal Carryover Shortfall                              0              0                  0                  0
F.    Note Interest Carryover Shortfall                               0              0                  0                  0
                                                                      0              0                  0                  0

H.    End of period Outstanding Principal Balance                     -              -     161,764,396.66     163,000,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

      A.    Available Funds in Collection Account:
            (1)  Monthly Scheduled Payments on Receivables
                   during period (including partial prepays)
                 (a) Principal                                                                                 10,622,328.75
                 (b) Interest                                                                                   3,195,441.17
            (2)  Full Prepayments collected during period
                 (a) Principal                                                                                  8,199,917.71
                 (b) Interest                                                                                      65,759.63
            (3)  Net Liquidation Proceeds collected
                   during period                                                                              $   585,389.44
            (4)  Net Insurance Proceeds collected
                   during period

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 20
DISTRIBUTION DATE: 15-May-03                                 BEGINNING 01-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------

                   (a)  Principal                                                                          273,733.97
                   (b)  Interest                                                                             2,608.86
              (5)  Purchase Amounts deposited in Collection
                     Account                                                                                        0
              (6)  Investment Earnings - Collection Account                                           $     18,547.15
              (8)  Deposit from Capitalized investment income                                         $             -
              (9)  Deposit from Prefunding investment income                                          $             -
              Total Available Funds in Collection Account                                               22,963,726.68


    B. Available Funds in Payment Account:
              (1)  Available Funds transferred from Collection Account                                $ 22,963,726.68
              (2)  Amount withdrawn from Spread Account and deposited to Payment Account              $             -
              (3)  Insured Payment deposited to Payment Account                                       $             -

              Total Available Funds in Payment Account                                                $ 22,963,726.68



    C. Distributions from Payment Account:

              (1)  Monthly Servicing Fee                                                              $    378,251.04
              (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                         0
              (3)  Owner Trustee Fees (if paid from Available Funds)                                                0
              (4)  Indenture Trustee Fees (if paid from Available Funds)                                            0
              (5)  Insurance Premium                                                                        40,596.00
              (6)  Note Interest Distributable Amount
                         (a)  Class A - 1                                                                           -
                         (b)  Class A - 2                                                                           -
                         (c)  Class A - 3                                                                  570,720.73
                         (d)  Class A - 4                                                                  586,800.00
              (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                         (a)  Class A - 1                                                                           0
                         (b)  Class A - 2                                                                           0
                         (c)  Class A - 3                                                                           0
                         (d)  Class A - 4                                                                           0
              (8)  Note Principal Distributable Amount
                         (a)  Class A - 1                                                                           -
                         (b)  Class A - 2                                                                           -
                         (c)  Class A - 3                                                               20,380,516.42
                         (d)  Class A - 4                                                                           -
              (9)  Reimbursement Amounts Owing to Insurer                                                           0
              (10) Spread Account Deposit (to increase to Required Amount)                               1,006,842.49
              (11) Indenture or Owner Trustee Fees (not paid under C)                                               0
              (12) Re-Liening Expenses                                                                              0
                   (To the extent not paid by Servicer)
              (13) Transition Costs and Additional Servicing Fee to Successor Servicer                              0
              (14) After Servicer Default, remaining Available Funds deposited                                      0
                    in Note Distribution Account

              Total Distributions                                                                       22,963,726.68

                                                                                                                    -
    D. Excess Available Funds  (or shortfall )
                                                                                                                    0
    E. Remaining Available Funds to holder of Residual Interest Certificate

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 20
DISTRIBUTION DATE: 15-May-03                                 BEGINNING  1-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------

IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

              A. Available Funds Transferred from Collection Account to Payment Account                              $ 22,963,726.68
              B. Distributions required under 4.03 (a)(i) through (vii)                                              $ 21,956,884.19
              C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                  $             -
              D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                    0


V.   SPREAD ACCOUNT BALANCE

              A. Spread Account Balance After Deposit/Disbursements
                     (1) BeginningASpread Account Balanceeposit/Disbursements                                        $  7,074,615.33
                     (2) Required Deposit from Subsequent Transfers                                                  $             -
                     (3) Investment Income Deposited to Spread Account                                               $      6,188.10
                     (4) Withdrawal to make required payments under 4.03                                             $             -
                     (5) Withdrawal to reimburse Preference Amounts (to Insurer)                                                   0
                     (6-a) Deposit to Spread Account after Disbursements                                             $  1,006,842.49
                     (7) Spread Account Balance after Deposit/Disbursments                                           $  8,087,645.92

              B. Spread Account Required Amount                                                                      $  6,667,005.00

                     (1) 2.0% of Pool Balance                                                                        $  6,667,005.00
                     But in no event less than the lesser of (a) or (b)
                             (a) .5% of Original Pool Balance                                                        $  4,292,929.29
                             (b) Outstanding Principal Amount of All Notes                                           $324,764,396.66

              C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                                 0

              D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                          $  1,420,640.92

VI.  PREFUNDING ACCOUNT BALANCE
                     (1) Beginning Prefunding Account Balance                                                        $             -
                     (2) Investment Income Deposited to Prefunding Account                                           $             -
                     (3) Investment Income to be transferred to Collection account (includes Sept-01 income)         $             -
                     (4) Withdrawal to Servicer due to Subsequent Contracts Transfer                                 $             -
                     (5) Withdrawal to Spread Account due to Subsequent Contracts Transfer                           $             -
                     (6) Withdrawal to paydown noteholders principal                                                 $             -
                                                                                                                     ---------------
                     (7) Prefunding Account Balance after Deposit/Disbursments                                       $             -

VII. CAPITALIZED INTEREST ACCOUNT BALANCE
                     (1) Beginning Capitalized Interest  Account Balance                                             $             -
                     (2) Investment Income Deposited to Capitalized Interest Account                                 $             -
                     (3) Investment Income to be transferred to Collection account (includes Sept-01 income)         $             -
                     (4) Withdrawal to Collection Account for distribution                                           $             -
                                                                                                                     ---------------
                     (5) Capitalized Interest Account Balance after Deposit/Disbursments                             $             -



VIII. INSURED PAYMENTS

              A. Available Funds Transferred from Collection Account to Payment Account                              $ 22,963,726.68
              B. Available Funds Transferred from Spread Account to Payment Account                                  $             0
              C. Note Interest Distributable Amount                                                                     1,157,520.73
              D. Guaranteed Note Principal Amount                                                                    $             0
              E. Deficiency Amount                                                                                   $             0
                 (Min:(Lines A+B-C-D) and $0.00)                                                                     $             0
              F. Preference Amount                                                                                   $             0
              G. Insured Payment (lines E+F)                                                                         $             0
                               Note Principal             Note Interest
                          Carryover Shortfall        Carryover Shortfall        Total

        CLASS A-1                      $0.00                       $0.00        $0.00
        CLASS A-2                      $0.00                       $0.00        $0.00

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 20
DISTRIBUTION DATE: 15-May-03                                 BEGINNING  1-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------

      CLASS A-3                       $0.00                          $0.00                              $0.00
      CLASS A-4                       $0.00                          $0.00                              $0.00
    ----------------------------------------------------------------------------------------------------------
        TOTAL                         $0.00                          $0.00                              $0.00

                  Current Distribution Date        Prior Distribution Date
                       Note Principal                  Note Principal                   Change in Note
                     Carryover Shortfall             Carryover Shortfall         Principal Carryover Shortfall

      CLASS A-1                       $0.00                          $0.00                              $0.00
      CLASS A-2                       $0.00                          $0.00                              $0.00
      CLASS A-3                       $0.00                          $0.00                              $0.00
      CLASS A-4                       $0.00                          $0.00                              $0.00
    ----------------------------------------------------------------------------------------------------------
        TOTAL                         $0.00                          $0.00                              $0.00

                  Current Distribution Date        Prior Distribution Date
                       Note Interest                   Note Interest                    Change in Note
                     Carryover Shortfall             Carryover Shortfall         Principal Carryover Shortfall

      CLASS A-1                       $0.00                          $0.00                              $0.00
      CLASS A-2                       $0.00                          $0.00                              $0.00
      CLASS A-3                       $0.00                          $0.00                              $0.00
      CLASS A-4                       $0.00                          $0.00                              $0.00
    ----------------------------------------------------------------------------------------------------------
        TOTAL                         $0.00                          $0.00                              $0.00


IX. CUMULATIVE NET INSURANCE PROCEEDS                                                                               $  6,477,694.88
X.  DELINQUENCY RATIO

              A. Delinquency Statistics
         Days                                               Outstanding                            Past Due
      Delinquent                       Units                 Principal                              Amount
    ----------------------------------------------------------------------------------------------------------
        31 - 60                         778              $    7,659,054.37                       $ 563,958.24
        61 - 90                         129              $    1,263,348.70                       $ 142,414.20
        91 - 120                         23              $      229,717.31                       $  33,234.81
         121+                             0              $               -                       $          -
    ----------------------------------------------------------------------------------------------------------
        TOTAL                           930                   9,152,120.38                         739,607.25


            B. Delinquency Percentage

               (1) Principal balance of delinquent contracts between 30 and 120 days                                $  9,152,120.38
               (2) Pool Principal Balance Beginning of Collection Period                                            $353,730,766.39
               (3) Delinquency Percentage (Line 1/Line 2)                                                                      2.59%

XII. CUMULATIVE NET LOSS RATIO

                   (1)  Principal Balance of Defaulted Contracts in current Collection Period                       $  1,288,462.65
                   (2)  Cumulative Defaulted Contracts Including
                        Defaulted Contracts in current Collection Period                                            $ 36,386,817.20
                   (3)  Net Liquidation Proceeds collected during current Collection Period                         $    585,389.44
                   (4)  Cumulative Net Liquidation Proceeds Including
                        Net Liquidation Proceeds in current Collection Period                                       $ 16,686,447.05
                   (5)  Original Pool Balance                                                                       $858,585,858.59
                   (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                                 2.295%

XIII. REPOSSESSED INVENTORY

                                                                                                     Units            Principal
                                                                                                     -----            ---------
                    A. Principal Balance of repossessed Financed Vehicles (beg.)                       0                          -
                    B. Repossessed Financed Vehicles (Principal)                                                    $  1,286,342.25
                    C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                       $    585,389.44
                    D. Realized losses on sale of repossessed Financed Vehicles (Principal)                         $    700,952.81
                                                                                              --------------------------------------
                    E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)             0            $             -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2001-A
--------------------------------------------------------------------------------
          The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of September 28, 2001 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2001-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12th day of May, 2003

                                                     /s/ James J. Teufel
                                                     ---------------------------
                                                     Name: James J. Teufel
                                                     Title: Assistant Treasurer